Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

FOR LIMITED PARTNERSHIP UNITS OF

BROOKFIELD PROPERTY PARTNERS L.P.

Pursuant to the Offer to Purchase Dated July 6, 2020

THE OFFER EXPIRES AT 5:00 P.M. (EASTERN TIME) ON AUGUST 28, 2020,

UNLESS THE OFFER IS TERMINATED, EXTENDED OR VARIED.

Offices of the Depositary, AST Trust Company (Canada), as depositary, for this Offer:

By Mail AST Trust Company (Canada) P.O. Box 1036 Adelaide Street Postal Station Toronto, Ontario M5C 2K4 Attention: Corporate Actions	By Registered Mail, Hand or Courier AST Trust Company (Canada) 1 Toronto Street Suite 1200 Toronto, Ontario M5C 2V6 Attention: Corporate Actions

Depositary:

Telephone: 416-682-3860

Toll Free (North America): 1-800-387-0825

Brookfield Property Partners L.P.

Telephone: 1-855-212-8243

bpy.enquiries@brookfield.com

This Letter of Transmittal is to be used only if certificates for Units (as defined below) are to be forwarded with it, or, unless an Agent’s Message (as defined below) is utilized, if delivery of Units is to be made pursuant to the procedures for DTC book-entry transfer set forth in Section 4 of the Offer to Purchase (as defined below).

TO:	Brookfield Property Partners L.P. (“BPY”)

AND TO:	AST Trust Company (Canada), as depositary (the “Depositary” or “AST”)

The undersigned delivers to BPY the enclosed certificate(s) for Units and/or, in the case of the undersigned depositing Units held under the Distribution Reinvestment Plan (“DRIP”), does not deliver certificates for those Units, but indicates below whether those Units are held under the DRIP, subject only to the provisions of the Offer to Purchase dated July 6, 2020 (together with any amendments, supplements or variations thereto, the “Offer to Purchase”) regarding withdrawal, irrevocably accepts the Offer (as defined below) for such Units upon the terms and conditions contained in the Offer to Purchase and the accompanying issuer bid circular (the “Circular”). The following are the details of the enclosed certificate(s):

DESCRIPTION OF UNITS TENDERED (See Instructions 3 and 4)
Certificate Number (or whether held under DRIP)	Name in which Registered	Number of Units Represented by Certificate (or held under DRIP)	Number of Units Tendered*

Total

*

If you desire to tender fewer than all Units evidenced by any certificates listed above, indicate in this column the number of Units you wish to tender. Otherwise, all Units evidenced by such certificates will be considered to have been tendered. See Instruction 4 in this Letter of Transmittal.

Unitholders who accept the Offer through a book-entry transfer through CDS or through DTC’s ATOP procedures (each as defined in the Offer to Purchase) will be deemed to have completed and submitted a Letter of Transmittal and will be bound by the terms hereof.

Delivery of this instrument to an address other than the address of the Depositary shown above does not constitute a valid delivery. Deliveries to BPY or the book-entry transfer facility will not be forwarded to the Depositary and will not constitute a valid delivery.

The Instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Questions and requests for assistance may be directed to BPY or AST Trust Company (Canada) at the address and telephone number set forth on the cover page of this Letter of Transmittal.

The undersigned hereby tenders to BPY the limited partnership units of BPY (the “Units”) at the price per Unit equal to the Purchase Price (as defined in the Offer to Purchase), as specified below, payable in cash (subject to applicable withholding taxes, if any), without interest, and upon the terms and subject to the conditions set forth in the Offer to Purchase, the Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery (which documents, as amended or supplemented from time to time, collectively constitute the “Offer”).

The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used and not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer to Purchase that accompanies this Letter of Transmittal. In the case of any inconsistency between the terms of this Letter of Transmittal and the Offer to Purchase, the terms of the Offer to Purchase shall prevail.

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany the certificates for the Units tendered pursuant to the Offer. Holders of Units (“Unitholders”) whose certificates are not immediately available or who cannot deliver to the Depositary their certificates for Units and all other documents which this Letter of Transmittal requires prior to the Expiration Time (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer prior to the Expiration Time, may only tender their Units according to the guaranteed delivery procedure set forth in the Offer to Purchase under “Procedure for Tendering Units”. See Instruction 2 in this Letter of Transmittal. If your Units are held through a broker, dealer, commercial bank, trust company or other nominee, you must request that such nominee tender your Units for you. A Unitholder who wishes to tender Units under the Offer and whose certificate is registered in the name of a broker, dealer, commercial bank, trust company or other nominee should immediately contact such nominee in order to take the necessary steps to be able to tender such Units under the Offer. It is likely that such broker, dealer, commercial bank, trust company or other nominee has an earlier deadline, for administrative reasons, for each Unitholder to act to provide instructions to tender Units on their behalf. As such, Unitholders are urged to contact their broker, dealer, commercial bank, trust company or other nominee to confirm any earlier deadline.

Unitholders should carefully consider the income tax consequences of tendering Units under the Offer. See “Income Tax Consequences” in the Circular that accompanies this Letter of Transmittal.

Subject to and effective upon acceptance for purchase of the Units tendered hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of BPY all rights, title and interest in and to all Units tendered hereby, and in and to any and all rights, benefits and claims in respect thereof or arising, or having arisen as a result of the undersigned’s status as a Unitholder of BPY and in and to any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred, or may be payable, issuable, distributable or transferable, on or in respect of such Units or any of them on or after the date upon which the Units are taken up and paid for under the Offer, and hereby irrevocably constitutes and appoints the Depositary and any officer of BPY as attorney-in-fact of the undersigned with respect to such Units, effective from the time BPY takes up and pays for such Units, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

(a)

deliver certificates for such Units, together with all accompanying evidences of transfer and authenticity, to or upon the order of BPY upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price;

(b)	present certificates for such Units for cancellation and transfer on BPY’s books; and

(c)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Units, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:

(a)

the undersigned understands that tendering Units as described in the Offer to Purchase and the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation that (i) the undersigned has a “net long position”

in Units being tendered or equivalent securities at least equal to the Units tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) such tender of Units complies with Rule 14e-4 under the Exchange Act;

(b)

the undersigned has full power and authority to tender, sell, assign and transfer the deposited Units and any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred on or in respect of the deposited Units with a record date on or after the date that BPY takes up and accepts for purchase the deposited Units and that, if the tendered Units are taken up and accepted for purchase by BPY, BPY will acquire good title thereto, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom;

(c)

on request, the undersigned will execute and deliver any additional documents that the Depositary or BPY deems necessary or desirable to complete the assignment, transfer, and purchase of the Units tendered hereby; and

(d)	the undersigned has read and agrees to all of the terms of the Offer.

The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the certificates representing Units tendered hereby. The certificates representing Units tendered and the number of Units that the undersigned wishes to tender should all be indicated in the appropriate boxes.

The undersigned understands that, upon the terms and subject to the conditions of the Offer (including the pro-ration provisions described in the Offer), all Units properly tendered and not properly withdrawn will be purchased at the Purchase Price per Unit, payable in cash (subject to applicable withholding taxes, if any), for all Units purchased. Certificates for all Units not purchased under the Offer (including Units not purchased because of pro-ration), or properly withdrawn, will be returned (in the case of certificates representing Units all of which are not purchased) or replaced with new certificates representing the balance of Units not purchased (in the case of certificates representing Units of which less than all are purchased), promptly after the Expiration Time or the date of withdrawal of the Units, without expense to the Unitholder.

The undersigned understands that if the aggregate number of Units properly tendered and not properly withdrawn pursuant to the Offer by Unitholders exceeds 74,166,670 Units, then the Units will be purchased on a pro rata basis according to the number of Units tendered by the Unitholders (with adjustments to avoid the purchase of fractional Units). See “Number of Units and Pro-Ration” in the Offer to Purchase. BPY’s determination as to pro-ration shall be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding in a court of competent jurisdiction or as required by law.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, BPY may terminate or amend the Offer or may not be required to purchase any of the Units tendered hereby or may accept for payment, in accordance with the applicable pro-ration provisions relating to Units tendered, fewer than all of the Units tendered hereby. The undersigned understands and acknowledges that certificate(s) for any Units not tendered or not purchased will be returned to the undersigned at the address indicated on record, unless otherwise indicated under Box C below. The undersigned recognizes that BPY has no obligation, pursuant to the Payment and Delivery Instruction, to transfer any certificates for Units from the name of the registered owner.

The undersigned understands and acknowledges that acceptance of Units by BPY for payment will constitute a binding agreement between the undersigned and BPY, effective as of the Expiration Time, upon the terms and subject to the conditions of the Offer.

The undersigned understands and acknowledges that payment for Units accepted for payment pursuant to the Offer will be made by BPY by delivering the aggregate purchase price for such Units to the Depositary (by bank transfer or other means satisfactory to the Depositary), which will act as agent for Unitholders who have properly tendered Units in acceptance of the Offer and have not withdrawn them, for the purposes of receiving payment from BPY and transmitting payment to such Unitholders. The undersigned further understands and acknowledges that receipt by the Depositary from BPY of payment for such Units will be deemed to constitute receipt of payment by such Unitholders. Under no circumstances will interest be paid by BPY or the Depositary by reason of any delay in paying for any Units or otherwise.

The undersigned instructs BPY and the Depositary to issue the payment for the Purchase Price (subject to applicable withholding taxes, if any) for such of the tendered Units as are purchased to the order of the undersigned or the name indicated in Box D and mailed to the address indicated in Box B. Such payment will be received in U.S. dollars.

Cash amounts will be denominated in U.S. dollars. However, a registered Unitholder can elect to use the Depositary’s currency exchange services to convert such payment into Canadian dollars by checking the appropriate box in Box F, in which case such Unitholder will have acknowledged and agreed that the exchange rate for one U.S. dollar expressed in Canadian dollars will be based on the prevailing market rate(s) available to the Depositary on the date of the currency conversion. All risks associated with the currency conversion from U.S. dollars to Canadian dollars, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion are for the Unitholder’s sole account and will be at such Unitholder’s sole risk and expense, and neither the Depositary nor BPY are responsible for any such matters.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

If a certificate for Units has been lost, stolen or destroyed, complete this Letter of Transmittal, along with a letter describing the loss, theft or destruction and providing a telephone number, and deliver to the Depositary. The Depositary will respond with the replacement requirements, which includes certain additional documents that must be signed in order to obtain replacement certificate(s) and the payment of the required lost certificate fee.

The undersigned agrees not to vote any of the tendered Units taken up and paid for under the Offer, or distributions on such Units consisting of securities, at any meeting and not to exercise any of the other rights or privileges attaching to any of such tendered Units or distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to BPY, provided not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of BPY, any and all instructions of proxy, authorization or consent, in form and on terms satisfactory to BPY, in respect of any such tendered Units or distributions consisting of securities. The undersigned agrees further to designate in any such instruments of proxy the person or persons specified by BPY as the proxyholder of the undersigned in respect of such tendered Units or distributions consisting of securities.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’offre et son acceptation par cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

BOX A	BOX B

ISSUE CHEQUE IN THE NAME OF: (please print)	SEND CHEQUE (unless Box “C” is checked) TO:

(NAME)
(NAME)
(STREET ADDRESS & NUMBER)
(STREET ADDRESS & NUMBER)
(CITY AND PROVINCE/STATE)
(CITY AND PROVINCE/STATE)
(COUNTRY AND POSTAL/ZIP CODE)
(COUNTRY AND POSTAL/ZIP CODE)
(TELEPHONE NUMBER (BUSINESS HOURS)

(SOCIAL INSURANCE OR SOCIAL SECURITY NUMBER)

BOX C

HOLD FOR PICK-UP

☐	Hold certificates and/or cheques for Units for pick-up.

BOX D

NOTICE OF GUARANTEED DELIVERY

☐	Check here if certificates for tendered Units are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution Which Guaranteed Delivery:

BOX E

UNITHOLDER SIGNATURE

Must be duly executed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter to Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other legal representative acting in a fiduciary or representative capacity, please set forth the full title.

AUTHORIZED SIGNATURE:	AREA CODE AND PHONE NUMBER

NAME(S):	DATE:

CAPACITY	U.S. Unitholders must provide their Taxpayer Identification No. or Social Security No. and complete Form W-9; Canadian Unitholders must provide their Social Insurance No.
ADDRESS

SSN, SIN, TIN, etc.

BOX F CURRENCY ELECTION	BOX G JURISDICTION OF RESIDENCE

All cash payments will be made in United States dollars, unless Unitholders elect to use the Depositary’s currency exchange services to convert their payment into, and have such payment made in, Canadian dollars by checking the box below. If you do not check the below box, your payment will be issued in USD$.

☐   Check here if you wish to have your cash entitlement paid in Canadian dollars (CAD$)

Notice: By checking the box above, you acknowledge and agree that (a) the exchange rate for one United States dollar expressed in Canadian dollars will be the rate available from AST Trust Company (Canada), in its capacity as foreign exchange service provider, on the date the funds are converted, which rate will be based on the prevailing market rate on the date the funds are converted, and (b) the risk of any fluctuations in such rates, including risks relating to the particular date and time at which funds are converted, will be solely borne by you, the Unitholder. AST Trust Company (Canada) will act as principal in such currency conversion transactions. If you wish to receive your payment in Canadian dollars, your certificate(s) and this validly completed and duly signed Letter of Transmittal must be delivered to the Depositary.

(Please check the appropriate box) I/we hereby declare that the registered holder(s) of the certificates tendered hereunder:

☐   IS/ARE

☐   IS NOT/ARE NOT

resident(s) of Canada for purposes of the Income Tax Act (Canada).

Note: A non-resident of Canada is a person that is not resident, or deemed not to be resident, in Canada for purposes of the Income Tax Act (Canada) or a partnership that is not a “Canadian partnership” as defined in the Income Tax Act (Canada).

BOX H

SIGNATURE GUARANTEE

(SEE INSTRUCTION 1, 2, & 7)

(AUTHORIZED SIGNATURE – GUARANTOR)

(NAME)

(TITLE)

(FIRM)

(TELEPHONE NUMBER)

(EMAIL ADDRESS)

(DATE)

BOX I

STATUS AS A U.S. UNITHOLDER

(Please check the appropriate box)

Indicate whether or not you are a U.S. Unitholder or are acting on behalf of a U.S. Unitholder by placing an “X” in the applicable box below. A “U.S. Unitholder” is any holder of Units that is either (a) providing an address in Box E (or, if completed, either Box A or Box B) that is located within the United States or any territory or possession thereof or (b) a U.S. person for United States federal income tax purposes as defined in “Important U.S. Tax Information for U.S. Unitholders” below.

☐	The person signing this Letter of Transmittal is not a U.S. Unitholder and is not acting on behalf of a U.S. Unitholder.

☐	The person signing this Letter of Transmittal is a U.S. Unitholder or is acting on behalf of a U.S. Unitholder.

If you are a U.S. Unitholder or acting on behalf of a U.S. Unitholder, then in order to avoid U.S. backup withholding, you must generally complete the IRS Form W-9 included with this Letter of Transmittal. If you are a U.S. Unitholder but you are not a U.S. person for U.S. federal income tax purposes, then you must complete the appropriate IRS Form W-8 to avoid backup withholding. If you require an IRS Form W-8, please contact the Depositary or download the appropriate IRS Form W-8 at www.irs.gov.

INSTRUCTIONS

Forming Part of the Terms of the Offer

1.	Signature Guarantees.

No guarantee of a signature is required if either:

(a)

this Letter of Transmittal is duly executed by the registered holder of the Units tendered with this Letter of Transmittal exactly as the name of the registered holder appears on the certificate tendered herewith, and payment and delivery are to be made directly to such registered holder pursuant to the information provided in Box A and Box B, if applicable, above; or

(b)

such Units are tendered for the account of a Canadian Schedule I chartered bank, a Canadian trust company, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (each such entity, an “Eligible Institution”). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal by completing Box H – “Signature Guarantee”. See Instruction 7 in this Letter of Transmittal.

2.	Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

Certificates for all physically tendered Units together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, should be hand delivered, couriered or mailed to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to the Expiration Time (as defined in the Offer to Purchase).

Unitholders whose certificates are not immediately available or who cannot deliver certificates for Units and all other required documents to the Depositary prior to the Expiration Time, or the procedures for book-entry transfer cannot be completed on a timely basis, may only tender their Units by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery substantially in the form provided (or an executed facsimile thereof) by BPY with the Offer to Purchase to the Depositary prior to the Expiration Time, which must include a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery, and by otherwise complying with this guaranteed delivery procedure as set forth in the Offer to Purchase under “Procedure for Tendering Units – Guaranteed Delivery”. Pursuant to such guaranteed delivery procedure, the certificates for all physically tendered Units, as well as a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof), or a Book-Entry Confirmation or Agent’s Message in lieu thereof in the case of a book-entry transfer, relating to such Units, with signatures guaranteed if so required in accordance with this Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Toronto, Ontario office of the Depositary, before 5:00 p.m. (Eastern time) on or before the second trading day on the Toronto Stock Exchange and the Nasdaq after the Expiration Time.

The Notice of Guaranteed Delivery may be hand delivered, couriered, mailed or transmitted by electronic transmission to the Toronto, Ontario office of the Depositary listed in the Notice of Guaranteed Delivery, and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Units to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery prior to the Expiration Time.

Notwithstanding any other provision hereof, payment for Units tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of certificates for such Units, or timely confirmation of the book-entry transfer of such Units, a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof) relating to such Units, with signatures that are guaranteed if so required, or a Book-Entry Confirmation or Agent’s Message (as such terms are defined in the Offer to Purchase) and any other documents required by the Letter of Transmittal.

The tender information specified in a Notice of Guaranteed Delivery by a person completing such Notice of Guaranteed Delivery will, in all circumstances, take precedence over the tender information that is specified in the related Letter of Transmittal that is subsequently delivered.

The method of delivery of all documents, including certificates for Units, is at the election and risk of the tendering Unitholder. Delivery is only effective upon receipt by the Depositary. If delivery is by mail, registered mail, properly insured, is recommended, and it is suggested that mailing be made sufficiently in advance of the Expiration Time to permit delivery to the Depositary on or prior to such time.

BPY will not purchase any fractional Units, nor will it accept any alternative, conditional or contingent tenders. All tendering Unitholders, by execution of this Letter of Transmittal (or a manually executed photocopy of it), waive any right to receive any notice of the acceptance of their tender.

3.	Inadequate Space.

If the space provided in the Box captioned “Description of Units Tendered” is inadequate, the certificate numbers and/or the number of Units should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.	Partial Tenders and Unpurchased Units.

If fewer than all of the Units evidenced by any certificate or held under the DRIP are to be tendered, fill in the number of Units which are to be tendered in the box entitled “Number of Units Tendered”. In such case, except for Units held under the DRIP, if any tendered Units are purchased, a new certificate for the remainder of the Units evidenced by the old certificate(s) will be issued and sent to the address indicated in Box B, unless otherwise indicated under Box C on this Letter of Transmittal, promptly after the Expiration Time. All Units represented by the certificate(s) listed and delivered to the Depositary or noted as held under the DRIP are deemed to have been tendered unless otherwise indicated.

5.	Signatures on Letter of Transmittal, Transfer Power and Endorsements.

(a)

If Box E in this Letter of Transmittal is signed by the registered owner(s) of the Units tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

(b)	If the Units are registered in the names of the two or more joint owners, each such owner must sign in Box E in this Letter of Transmittal.

(c)

If any tendered Units are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d)

When this Letter of Transmittal is duly executed by the registered owner(s) of the Units listed and transmitted hereby, no endorsements of certificate(s) representing such Units or separate stock powers are required unless payment is to be made, or the certificates for Units not tendered by the undersigned or not purchased by BPY, are to be issued, to a person other than the registered owner(s). Any signature(s) required on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is duly executed by a person other than the registered owner of the certificate(s) listed, the certificates must be endorsed or accompanied by appropriate transfer powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or transfer power(s) must be guaranteed by an Eligible Institution. An ownership declaration, which can be obtained from the Depositary, must also be completed and delivered to the Depositary. See Instruction 1 in this Letter of Transmittal.

(e)

If this Letter of Transmittal or any certificates or transfer powers are duly executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or any other legal representative acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to BPY or the Depositary of their authority to so act.

6.	Payment and Delivery Instruction.

The signatory of this Letter of Transmittal must identify to whom a cheque and/or certificates should be issued by completing Box A. Such cheque and/or certificates will be sent to the address indicated in Box B, unless a cheque evidencing payment for Units tendered is to be held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing, in which case Box C (with the box for “pick-up” checked) on this Letter of Transmittal must be completed.

7.	Jurisdiction of Residence.

Each Unitholder tendering Units to the Depositary must represent as to whether or not such Unitholder is a resident of Canada for the purposes of the Income Tax Act (Canada) by completing Box G. If no box is checked in Box G – “Jurisdiction of Residence”, no valid tender is made.

8.	Irregularities.

All questions as to the number of Units to be taken up, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Units, will be determined by BPY, in its sole discretion, acting reasonably, which determination will be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding or as required by law. BPY reserves the absolute right to reject any or all tenders of Units determined by it in its sole discretion not to be in proper form or completed in accordance with the Instructions herein and in the Offer or the acceptance for payment of, or payment for, which may, in the opinion of BPY’s counsel, be unlawful. BPY also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender of any particular Units, in each case prior to the Expiration Time. No tender of Units will be deemed to be properly made until all defects and irregularities have been cured or waived. BPY will not be liable for failure to waive any condition of the Offer or any defect or irregularity in any tender of Units. None of BPY, the Depositary nor any other person will be obligated to give notice of defects or irregularities in notices of withdrawal, nor shall any of them incur any liability for failure to give any such notice. BPY’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Notice of Guaranteed Delivery) will be final and binding, except as otherwise finally determined in a subsequent judicial proceeding in a court of competent jurisdiction or as required by law.

9.	Questions and Requests for Assistance and Additional Copies.

Questions and requests for assistance may be directed to BPY or the Depositary at the addresses and telephone numbers set forth herein. Additional copies of the Offer to Purchase, the Circular and this Letter of Transmittal and copies of the Notice of Guaranteed Delivery may be obtained from the Depositary or from your local broker, dealer, commercial bank or trust company.

10.	Governing Law.

The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein and applicable U.S. securities laws.

IMPORTANT: This Letter of Transmittal or a manually signed photocopy of it (together with certificates for Units and all other required documents) or the Notice of Guaranteed Delivery, where applicable, must be received by the Depositary on or before the Expiration Time.

IMPORTANT U.S. TAX INFORMATION FOR U.S. UNITHOLDERS

For purposes of this Letter of Transmittal, a U.S. person is a beneficial owner of Units that, for U.S. federal income tax purposes, is (a) an individual who is a citizen or resident of the United States, (b) a corporation, partnership, or other entity classified as a corporation or partnership for U.S. federal income tax purposes that is created or organized in or under the laws of the United States, or any political subdivision thereof or therein, (c) an estate if the income of such estate is subject to U.S. federal income tax regardless of the source of such income, or (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes, or (ii) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Under current U.S. federal income tax law, the Depositary may be required to withhold a portion of the amount of any payments made to certain Unitholders pursuant to the Offer. In order to avoid such backup withholding, a U.S. Unitholder tendering Units must, unless an exemption applies, provide the Depositary with a correct U.S. taxpayer identification number (“TIN”), which is generally the Unitholder’s social security number or federal employer identification number, certify under penalties of perjury that such TIN is correct (or that such Unitholder is waiting for a TIN to be issued), and provide certain other certifications by completing the Internal Revenue Service (“IRS”) Form W-9 included in this Letter of Transmittal. If a U.S. Unitholder does not timely provide such Unitholder’s correct TIN or fails to provide the required certifications, the IRS may impose certain penalties on such Unitholder and payment to such Unitholder pursuant to the Offer may be subject to backup withholding currently at a rate of 24%. All U.S. Unitholders tendering Units pursuant to the Offer should complete and sign the IRS Form W-9 to provide the information and certifications necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Depositary). To the extent that a U.S. Unitholder designates another U.S. person to receive payment, such other person may be required to provide a properly completed IRS Form W-9.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding may be credited against the U.S. federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the U.S. Unitholder by timely providing the required information to the IRS.

If a U.S. Unitholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then the U.S. Unitholder should write “Applied For” in the space for the TIN in Part I of IRS Form W-9 and should sign and date the form. If the Depositary has not been provided with a properly certified TIN by the time of payment, backup withholding may apply. If the Units are held in more than one name or are not in the name of the actual owner, consult the instructions on the IRS Form W-9 for guidance on which name and TIN to report.

Certain U.S. Unitholders (such as corporations and individual retirement accounts) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. Unitholders should enter the appropriate exempt payee code on IRS Form W-9. See the IRS Form W-9 for instructions.

A U.S. Unitholder that is not a U.S. person and is not acting on behalf of a U.S. person should not complete IRS Form W-9. Instead, to establish an exemption from backup withholding, such U.S. Unitholder should properly complete and submit an IRS Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI, or W-8EXP, as applicable, attesting to such exempt status. An appropriate IRS Form W-8 may be obtained from the Depositary or on the IRS website (www.irs.gov).

All U.S. Unitholders are urged to consult their tax advisors to determine how the foregoing backup withholding and reporting requirements apply to them with regard to their particular circumstances.

Form W-9 (Rev. October 2018) Department of Six Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Go to www.irs.pov/FormW9 for instructions and the latest information. Give Form to the requester. Do not send to the IRS. Name (as shown on your income tax return). Name a required on this line; do not leave this line blank Business name/disregarded entity name if different from above Print of type See specific instruction on page 3. 3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. check only one of the following seven boxes. 4 exemptions (codes apply only to following seven boxes certain entities, not individual instructions on page 3). individual/sole proprietor or C corporations Corporation Partnership trust/estate single-member LLC Exempt payee code (if any) Limited liability company. enter the tax classification corporate. S-S corporation P-Partnership Note: Check the appropriate box in the line above for the tax classification of the single member owner Do not chock Exemption from FATCA reporting LLC If the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner at the LLC a another lilac that is not disregarded from the owner tor U S. federal tax purposes. Otherwise a single member LLC that code(if any) is disregarded from the owner should check the appropriate box tor the tax classification of its owner Other (see instructions)» 5 address (number. street, and apt. or suite no) See instruction. Requestor’s name and address (optional) City. Mate. and Zip code 7 Use account numbers Here optional Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TH provided must match the name given on line 1 to avoid | social security number backup withholding. For individuals. this « general-/ your social security number iSSN> however. for a resident often, sole proprietor. or disregarded entity, see the instructions for Part L Later. For other entities. it is your employer identification number (E IN) If you do not have a number, see Now Jo get a RN. later. or Note: If The account is in more than one name, sec the instructions for Line 1. Also sec What Name and Employer identification number Number To Give the Requester for guidelines on whose number to enter Certification Under penalties of per jury. I certify that 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and am rot subject to backup withholding because: (a) I am exempt from backup withholding. or (bf l have not been notified by the Internal Revenue Service ilRSl that I am subject to backup wtfhcklng as a result of a failure to report ad interest or dividends. or (c) the IRS has notified me that I am no longer subject to backup withholding; and am a U.S. citizen or other U.S. person (defined below). and 4. The FATCA code(s) entered on the form (if any) indicating that I am exempt from FATCA reporting is correct Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are current!/ subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply For mortgage interest pad. acquisition or abandonment of secured property, cancelation of debt contributors to an rdtvdual retreirent arrangement !RAi. and general!/. payments other than interest and dividends. you are not required to sign the certification. but you must provide your correct TH. See the instructions for Part II. later, sign signature of Here U.S. person Date General Instructions Section references are to the Internal Revenue Code unless Otherwise noted. Future developments For the latest information about developments related to Form W-9 and its instructions. such as legislation enacted after they were published. go to www.irs.gov/FormW9. Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN). individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATlN), or employer identification number (EIN). to report on information return the amount paid to you, or other amount reportable on an informant return. Examples of information returns include, but are not Limited to. the following. • Form 1099-INT (interest earned or pad) CX No. 1Q231X Form 1099-DIV (dividends, including those from stocks or mutual funds) Form 1099-MlSC (various types of income. prizes. awards, or gross proceeds Form 1099-B (stock or mutual fund sales and certain other transactions by brokers) Form 1099-S (proceeds from real estate transactions) Form 1099-K (merchant card and third party network transactions) Form 1098 (home mortgage interest). 1098-E (student loan interest). 1098-T (tuition) Form 1099-C (canceled debt) Form 1099-A (acquisition or abandonment of secured property) Use Form W-9 only if you are a U.S. person Including a resident alien), to provide your correct TIN if you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See what is backup withholding. later. Form W-9 Rev 10-2018)

Form W-9 (Rev. 10-2018) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships*, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form V/ 9 (Rev 10-2018) Page 3
Criminal penalty for falsifying information. willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and ‘or imprisonment. Misuse of TINs. If the requester discloses or uses TlNs in violation of federal law. the requester may be subject to civil and criminal penalties. Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. if this Form W-9 is for a joint account other than an account maintained by a foreign financial institution QFFty. list first, and then circle. the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFl to document a joint account, each holder of the account that is a U.S. person must prov.de a Form W-9. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration iSSAi of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note: IT1N applicant: Enter your individual name as it was entered on your Form W-7 application, lie 1a. This should also be the same as the name you entered on the Form 1040/1010 A/1040EZ you filed with your application. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/104QA/1040EZ on Line 1. You may enter your business. trade, or ‘dong business as’ (DBA| name on tine 2. Partnership. LLC that is not a single-member LLC. C corporation or S corporation. Enter the entity’s name as shown on the entity’s tax return on lie 1 and any business, trade, or DBA name on tine 2. Other entities. Enter year name as shown on required U.S. federal tax documents on Line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on tine 2. Disregarded entity. For U.S. federal tax purposes. an entity that is disregarded as an entity separate from its owner is treated as a ‘disregarded entity.* See Regulations section 301.7701 -2(cX2Kii). Enter the owner’s name on Line 1. The name of the entity entered on lie 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a US. person, the U.S. owner’s name is rerun red to be provided on Line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on Line 2. “Business name ‘disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2 if you have a business name, trade name. DBA name, or disregarded entity name, you may enter it on line 2. Line 3 Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on in 1. Check only one box on in 3. IF the entity/person on line 1 is a (n)... THEN check the box for... • Corporation Corporation individual Sole proprietorship, or single member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes. individuals ‘sole proprietor or angle member LLC LLC treated as a partnership for U.S. federal tax purposes. LLC that has tied Form 8832 or 2553 to be taxed as a corporation, or LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes. Limited lability company and enter the appropriate tax classification. |P- Partnership: C- C corporation; or S- S corporation} • Partnership Partnership • Trust ‘estate Trusti’estate Line 4. Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any codefs) that may appf>’ to you. Exempt payee code. Generally individual Including sole proprietors) are not exempt from backup withholding. Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds pad to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-M ISC. The following codes identify payees that are exempt from backup withholding Enter the appropriate code in the space n line 4. 1 — An organization exempt from tax under section 501(a). any IRA. or a custodial account under section 403|bi|7} if the account satisfies the requirements of section 401 if)?} The United States or any of its agencies or instrumentalities A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities A foreign government or any of its political subdivisions. agencies, or instrumentalities A corporation A dealer in securities or commodities required to register in the United States, the District of Columba, or a U.S. commonwealth or possession A futures commission merchant registered with the Commodity Futures Trading Commission A real estate investment trust An entity registered at a times during the tax year under the Investment Company Act of 1940 A common trust fund operated by a bank under section 584|a} 11 — A financial institution A middleman known in the investment community as a nominee or custodian A trust exempt from tax under section 684 or described m section 4947

Form V/ 9 (Rev 10-2018) Page 4 The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above. 1 through 13. IF the payment is for ... THEN the payment is exempt for... Interest and dividend payments All exempt payees except for 7 Broker transactions Exempt payees 1 through 4 and 6 through 11 and al C corporations. S corporations must not enter an exempt payee code because they are exempt only for safes of roncovcred securities acquired prior to 2012. Barter exchange transactions and patronage dividends Exempt payees 1 through 4 Payments over $600 required to be reported and direct safes over $5,000’ Generally. exempt payees 1 through 52 Payments made in settlement of payment card or third party network transactions Exempt payees 1 through 4 1 See Form 1099-miSC. Miscellaneous Income and its instructions. ‘However the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, cross proceeds paid to an attorney reportable under section 60451TI. and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not retired by providing you with a Form W-9 with’ Not Applicable* (or any similar indication) written or printed on the Lime for a FATCA exemption code. A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701 la>!37) B—The United States or any of its agencies or instrumentalities C—A state, the District of Columba, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities D—A corporation the stock of which is regularly traded on one or more stab shed scantiest markets, as described in Regulations section 1.1472-1(cX1» E—A corporation that is a member of the same expanded affiliated group as a corporation described m Regulations section 1.1472-1 |c)<1 Hi) F—A dealer m scantiest, commodities, or derivative financial instruments (including not oar principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state G—A real estate investment trust H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year Under the Investment Company Act of 1940 I—A common trust fund as defined in section 584(a) J—A bark as defined in section 581 K—A broker L—A trust exempt from tax under section 684 or described in section 4947(aK1) M—A tax exempt trust under a section 403|b) plan or section 457(g) plan Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address I number, street, and apartment or suite number). This is where the requester of this Form W-9 will marl your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided. there is still a chance the odd address wit be used until the payer changes you” address in their records. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN. you- TIN is your IRS individual taxpayer identification number <ITIN>- Enter it in the social security number box. If you do not have an ITIN. sec How to get a TIN below. If you are a sole proprietor and you have an EIN. you may enter either your SSN or EIN. If you are a single-member LLC that is d disregarded as an entity separate from its owner, enter the owner’s SSN lord DN. if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership. enter the entity’s EJN. Note: See what Atone and Number To Give the Requester. laser. for further confiscation of name and TIN combinations. How to get a TIN. If you do not have a TIN. apply for one immediate^’. To apply for an SSN. get Form SS-5. Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1 -800-772-1213. Use Form W-7. Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN. or Form SS-4. Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Bqsnesses and clicking on Employer Identification Number |Eleni under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or. you can go to www.irs.gov>OcdefFcrm to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days. If you are asked to complete Form W-9 but do not have a TIN. apply for a TIN and write -Applied Form the space for the TIN. sign and dale the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and grave it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on at such payments until you provide your TIN to the requester. Note: Enter ng ‘Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded US. entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1. 4. or 5 below indicate otherw.se. For a joint account, only the person who’s TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code. earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form V/ 9 (Rev 10-2018) Page 2
Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN. but you do not have to sign the certification. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. Other payments. You must give your correct TIN. but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. ‘‘Other payments’ include payments made in the course of the requester” s trade or business for rents, royalties, goods (other than bulb for merchandise), medical and health care services Including payments to corporations}, payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). Mortgage interest paid by you. acquisition or abandonment of secured property, cancellation of debt qualified tuition program payments (under section 529). ABLE accounts (under section 529A), IRA. Cover die ESA. Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN. but you do not have to sign the certification. What Name and Number To Give the Requester For this type of account Give name and SSN of: 1. individual The indMdud 2. Two or moro individual joint The actual owner of the account or. if account other than an account combined funds the first individual on maintained by an FFI the account1 3 Two or moro U.S persons (joint account maintained by an FFli Each holder of the account 4. custodial account of a minor (Uniform Gift to Minors Act) The minor2 5. a. The usual revocable savings trust (grantor is also trustee The grantor-trustee b So called trust account that Is not a legal or valid trust under state law The actual owner 6. Soto proprietorship or disregarded entity owned by an individual! The owner 7. Grantor trust fling under optional Form 1099 Fling Method 1 (soo Regulations section 1.671 -4{b»C2W (A(. The grantor* For this type of account Give name and EIN of: 8. Disregarded entity not owned by an individualndr/duii The owner 9. A valid trust, estate. or pension trust legal entry4 10. coporation or LLC electing corporate status on form 8832 or form 2553 The corporation 11. Association club. religious. charitable. educational or other tax- exempt organization The organization 12. Partnership or multi member LLC The partnership 13. A Croker or registered nominee The b’Ckcr or nominee For this type of account Account with the Department of agriculture in the name of a public entity (such as a state or local government. school district. or prison that receives agricultural program payments Grantor’ trust filing under the Form 1041 filing Method or the Optional form 1099 filing method 2 requisitions section 1.671 1 List first and Circe the name of the person whose number you furnish. If only1 one person on a joint account has an SSN. that person’s number must be furnished. circle Crete the minor’s name and furnish the Minor s SSN. 1 You must show your individual name and you may also enter your business or DBA name on the ‘Business name ‘disregarded entity” name line. You may use either your SSN or E1N (if you have one), but the IRS encourages you to use your SSN. 4 List first and order the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representing or trustee unless the legal entity itself b not degraded m the account title. I Also see Special rules for partnerships. earlier. •Note: The grantor abo must provide a Form W-9 to trustee of trust. Note: If no name b circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records From Identity Theft Identity theft occurs when someone uses your personal information such as your name. SSN. or other identifying information, without your permission. to commit fraud or other crimes. An identity thief may use year SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: Protect your SSN. Ensure your employer is protecting your SSN. and Be careful when choosing a tax preparer. If year tax records are affected by identity theft anon you receive a notice from the IRS. respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Pub. 5027, Identity Theft information for Taxpayers. Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal Channel. may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake tine at 1 -877-777-4778 or TTY/TDO 1-800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and webs test designed to mime legitimate business email and webs les. The most common act is send ng an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 f*v 10-201S) Paqe 6
The lRS does not initiate contacts with taxpayers via emails Also. the IRS docs not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for other credit card. bank. or other financial accounts. If you receive an unsolicited email claiming to be from the IRS. forward this message tophatvngQn.gov. You may also report misuse of the IRS name. logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1 -800-366-4484. You can forward suspicious emails to the Federal Trace Commission. at spamO uce.gov or report them at vnnw.ftc.gov/covrtpi3mt. You can contact the FTC at www.ftc.gov/tdthcft or 877-OTMEFT (877-438-4338) If you have been the vet m oidentityty theft, see www.Wen6fy7heft.po/ and Pub. 5027. Visit www.rxpo/.’klentrfy Theft to team more about identity theft and how to reduce your risk. Privacy Act Notice Sect on 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons Including federal agencies who are required to file -information returns w<h the IRS to report interest, dividends. or certain other income paid to you; mortgage interest you paid, the acquisition are abandonment of secured property; the cancelation of debt; or contributors you made to an RA. Archer MSA or HSA. The person collecting the farm uses the information on the form to fie formation returns with the IRS. reporting the abo/e information Routine uses of this information include giving it to the Department of Justice for dvi are enmnat it gator arc to cities, stales, the District of Columbia, and U.S. commonwealths and possessors for use <1 admnstemg other taws. The reformation as may be q.sctosed to other countries under a treaty, to federal and state agencies to enforce end and ermmai laws, or to federal law enforcement and mtobgence agencies to combat terrorism. You must provide your TIN whether cr not you are required to file a tax return. Under section 3406. payers must general’/ w-ththong percentage of taxable interest dividend. and certain other payments to a payee who does not give a Tin to the payer Certain penalties may also apply for providing false or fraudulent information